Post balance sheet events	12 Months Ended
Dec. 31, 2020
Post balance sheet events
Post balance sheet events

D3    Post balance sheet events

Dividends

The 2020 second interim ordinary dividend approved by the Board of Directors after 31 December 2020 is as described in note B5.

Intention to demerge the Group's US operations in the second quarter of 2021

In January 2021, the Board announced that it had decided to pursue the separation of its US operations (Jackson) from the Group through a demerger, whereby shares in Jackson would be distributed to Prudential shareholders.

Subject to shareholder and regulatory approvals, the planned demerger is expected to complete in the second quarter of 2021 and would lead to a significantly earlier separation of Jackson from the Group than would have been possible through a minority IPO and future sell-downs, which from market precedent may have lasted until 2023. At the point of demerger, Prudential is planning to retain a 19.9 per cent non-controlling interest in Jackson, which will be reported within the consolidated financial position as a financial investment at fair value. Subject to market conditions, the Group intends to monetise a portion of this investment to support investment in Asia within 12 months of the planned demerger, such that the Group will own less than 10 per cent at the end of such period.

Following this decision in January 2021, the US operations (equivalent to the US segment disclosed in these financial statements) are considered to meet the held for distribution criteria in accordance with IFRS 5 'Non-current assets held for sale and discontinued operations'. It is not practicable to quantify the potential financial effect of the planned demerger and the retained non-controlling interest at this stage.